Exhibit 10-21


                             GUARANTY OF COMPLETION


     THIS GUARANTY, dated December 31, 1997, is given by Essex Partners Inc., a New York corporation, having an office at 100 Corporate Woods, Rochester, New York 14623, (the "GUARANTOR"), to KEYBANK NATIONAL ASSOCIATION, a national banking association having an office at 50 Fountain Plaza, Buffalo, New York 14202 ("LENDER").


                                    RECITALS:
WHEREAS:

     A. Erie Hotel LLC, a New York limited liability company (the "BORROWER") is the owner of certain real property located at Old Oliver Road at I-90, Township of Summit, Erie County, Pennsylvania, as more particularly described in the Mortgage (hereinafter defined) (the "PROPERTY");

     B. Borrower intends to construct and install certain improvements (the "IMPROVEMENTS") on the Property;

     C. Borrower has asked Lender to provide financing for a portion of the cost of constructing and installing the Improvements by making a loan to Borrower pursuant to, and subject to the conditions set forth in, that certain Building Loan Agreement between Borrower and Lender dated of even date herewith (the "BUILDING LOAN AGREEMENT") and evidenced by a certain Promissory Note of Borrower to Lender (the "NOTE") in the principal amount of $4,700,000.00 dated of even date herewith (the "BUILDING LOAN");

     D. The Building Loan will be or is secured by a certain Open-End Mortgage And Security Agreement given by the Borrower to the Lender covering the Property and recorded in the Erie County Clerk's Office (the "BUILDING LOAN MORTGAGE");

     E. The Note, the Building Loan Agreement and the Building Loan Mortgage are hereinafter collectively referred to as the "BUILDING- LOAN DOCUMENTS;"

     F. Lender is unwilling to make the Building Loan to Borrower unless Guarantor executes a guaranty of completion in the form hereof, and

     G. Guarantor acknowledges that the malting of the Building Loan to Borrower will result in substantial economic benefits to it.

     NOW, THEREFORE, in consideration of the premises and to induce Lender to make the Building Loan to Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantor hereby covenants and agrees with Lender as follows:

     1. All capitalized terms used herein and not otherwise defined shall have the same meanings assigned thereto in the Building Loan Agreement.

     2. Guarantor acknowledges receipt of a set of the Plans and a copy of the Architect's Agreement, the Contract and the Building Loan Agreement. Guarantor agrees that the Plans may be changed from time to time, and that the Architect's Agreement, the Contract and the Building Loan Agreement may be modified or amended from time to time without in any manner affecting this Guaranty or releasing the Guarantor therefrom and without obtaining the consent of the Guarantor thereto.


     3.  Guarantor  guarantees  to  Lender  the  Lien  Free  Completion  of  the
Improvements (as hereinafter defined) and the prompt performance of all obligations of the Borrower under the Building Loan Mortgage and the Building Loan Agreement. The term "LIEN FREE COMPLETION OF THE IMPROVEMENTS" shall mean completion of the construction and equipping of the Improvements in a good and workmanlike manner and in full compliance with all requirements of the Township of Summit, Erie County, Pennsylvania and all other applicable Governmental
Authorities and ready for occupancy on or before the Completion Date, substantially in accordance with the Plans and the terms and conditions of the Contract and in compliance with the terms of the Building Loan Agreement, free and clear of all mechanic's liens and any other liens, security interests, encumbrances or exceptions to title, except for Permitted Exceptions, and the issuance and delivery to the Lender of all evidence of Completion on or before the Maturity Date. The Guarantor's Obligations under this Section 3, shall be conditioned upon the Lender's disbursement of the proceeds of the Building Loan to the Borrower or the Guarantor.

     4. In the event that Borrower fails to pay when due any sums due to any person, firm or corporation for work, labor or services performed or materials, supplies or equipment furnished in connection with the construction or equipping of the Improvements, Guarantor agrees to pay the same.

     5. In the event that Borrower fails to fully pay or to bond and discharge of record any mechanic's lien within thirty (30) days after the recording or filing thereof, Guarantor agrees to do so.

     6. In the event that the Guarantor shall advance or become obligated to pay any sums toward the construction or equipping of the Improvements or in the event that for any reason Borrower shall hereafter become indebted to the Guarantor, the amount of such advance, payment or indebtedness shall at all times be subject and subordinate in lien and payment to all amounts due and owing to Lender under the Note or the Building Loan Mortgage. Nothing contained herein is intended nor shall be construed to give Guarantor any right of subrogation in or under the Note or the Building Loan Mortgage, or any right to participate in any way therein, notwithstanding any payments made by it toward the construction or equipping of the Improvements or any payments made by it under this Guaranty, all such rights of subrogation and participation being hereby expressly and irrevocably waived and released.



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



     7. This Guaranty shall remain in full force and effect notwithstanding:

        (a) the invalidity or unenforceability of any of the terms or provisions of the Building Loan Documents, the Architect's Agreement or the Contract;

        (b) the release or discharge of Borrower, the Architect, the Contractor, or any guarantor in any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, dissolution, liquidation or other similar proceeding; or

        (c) any other circumstances which might otherwise constitute a legal or equitable release or discharge of the Borrower under any of the Building Loan Documents, the Architect under the Architect's Agreement or the Contractor under the Contract.

     8. Guarantor hereby waives notice of acceptance of this Guaranty by Lender and of any action by Lender in reliance hereon.

     9. Any notice, demand or request by Lender to Guarantor hereunder shall be in writing and shall be deemed to have been duly given or made when delivered personally to Guarantor or when mailed, postage prepaid, by registered or certified mail to Guarantor at their address set forth above or at such other addresses as Guarantor may designate by written notice to Lender.

     10. This Guaranty may not be changed or terminated orally, but only by a written instrument signed by Lender.

     11. This Guaranty shall be governed by and construed in accordance with the laws of the State of New York.

     This Guaranty shall be binding upon Guarantor and its respective legal representatives and fiduciaries and shall inure to the benefit of and may be enforced by Lender, its successors and assigns and any subsequent holder of the Building Loan Mortgage.

     If the Guarantor consists of more than one person or entity, the obligations and liabilities of each such person or entity shall be joint and several.

     IN WITNESS WHEREOF, Guarantor has caused this Guaranty to be duly executed as of the day and year first above written.



                                       ESSEX PARTNERS INC.


                                       By: /s/ Barbara J. Purvis
                                           -------------------------------
                                           Barbara J. Purvis
                                           Senior Vice President



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


STATE OF NEW YORK         )
COUNTY OF MONROE          ) ss:

     On this 31st day of December, 1997, before me personally came Barbara J. Purvis, to me known, who being by me duly sworn, did depose and say that she resides at 66 Castlebar Road, Rochester, New York; that she is the Senior Vice
President of Essex Partners Inc., the corporation described in and which executed the foregoing instrument, and she signed her name by authority of the Board of Directors of said corporation.

                                           /s/ Mark R. Foerster
                                           ------------------------------
                                                     Notary Public


MARK R. FOERSTER
Notary Public in the State of New York
MONROE COUNTY
Commission Expires May 31, 1999



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